UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: August 28, 2006 (Date of earliest event reported)
Impreso, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29883 (Commission File Number)	75-2849585 (IRS Employer Identification Number)

652 Southwestern Blvd (Address of principal executive offices)		75019 (Zip Code)
972-462-0100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 25, 2006, the Board of Directors of Impreso, Inc. (the "Company") passed a resolution to voluntarily delist the Company's common stock from the Nasdaq Capital Market. The Company intends to file a Form 25 on September 5, 2006. On August 28, 2006, the Company issued a press release announcing its intention to voluntarily file for deregistration with the SEC and delist from the Nasdaq Capital Market.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Impreso, Inc. dated August 28, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2006	IMPRESO, INC. By: /s/ Marshall D. Sorokwasz Marshall D. Sorokwasz CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Impreso, Inc. dated August 28, 2006